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                                                                    EXHIBIT 10.4

                             EMPLOYMENT AGREEMENT

     THIS AGREEMENT, dated November 4, 1996 (the "Agreement"), is between EarthWeb, Inc., a New York corporation ("EarthWeb"), and Irene Math (the "Employee").

     In consideration of Employee's employment with EarthWeb, Employee hereby agrees to be bound by and comply with the following terms and conditions of employment:

     Section 1.  At-Will Employment. Employee acknowledges and agrees that
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his/her employment status is that of an employee-at-will and that Employee's employment may be terminated by EarthWeb or Employee at any time with or without cause subject to the conditions outlined in Schedule A.

     Section 2.  Compensation. In consideration of the services to be rendered
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hereunder, Employee shall be paid in accordance with the attached Schedule A.

     Section 3.  Employee Inventions and Ideas.
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             (a) Employee will disclose to EarthWeb. all Inventions (as herein defined). "Inventions" shall mean all ideas, potential marketing and sales relationships, inventions, copyrightable expression, research, plans for products or services, business development strategies, marketing plans, computer software (including, without limitation, source code), computer program, original works of authorship, characters, know-how, trade secrets, information, data, developments, discoveries, improvements, modifications, technology, algorithms and designs, whether or not subject to patent or copyright protection, made, conceived, expressed, developed, or actually or constructively reduced to practice by Employee solely or jointly with others during the term of Employee's employment with EarthWeb., which refer to, are suggested by, or result from any work which Employee may do during his/her employment, or from any information obtained from EarthWeb or any affiliate of EarthWeb, such that said information is obtained in the performance of duties related to employment at EarthWeb.

             (b) The Inventions shall be the exclusive property of EarthWeb-, and Employee acknowledges that all of said Inventions shall be considered as "work made for hire" belonging to EarthWeb. To the extent that any such Inventions, under applicable law, may not be considered work made for hire by Employee for EarthWeb, Employee agrees to assign and, upon its creation, automatically assigns to EarthWeb. the ownership of such material, including any copyright or other intellectual property rights in such materials, without the necessity of any further consideration. EarthWeb shall have the exclusive right to use the Inventions, whether original or derivative, for all purposes without additional compensation to Employee. At EarthWeb's expense, Employee will assist EarthWeb in every proper way to protect the Inventions throughout the world, including, without limitation, executing in favor of EarthWeb or any affiliate of EarthWeb patent, copyright, and other applications and assignments relating to the Inventions.
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     Section 4.  Proprietary Information.
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             (a) Employee will not disclose or use, at any time either during or after the term of employment, except at the request of EarthWeb or an affiliate of EarthWeb, any Confidential Information (as herein defined). "Confidential Information" shall mean all proprietary information, technical data, trade secrets, and know-how, including, without limitation, research, product plans, customer lists, markets, software, developments, inventions, discoveries, processes, formulas, algorithms, technology, designs, drawings, marketing and other plans, business strategies and financial data and information, including but not limited to Inventions, whether or not marked as "Confidential." "Confidential Information" shall also mean information received by EarthWeb from customers of EarthWeb or other third parties subject to a duty to keep confidential. "Confidential Information" does not include (i) information that is or becomes publicly known through lawful means and without violation of a confidentiality obligation owed to EarthWeb; and (ii) information that was rightfully in Employee's possession prior to joining or working with EarthWeb.

             (b) Employee hereby acknowledges and agrees that all personal property, including, without limitation, all books, manuals, records, reports, notes, contracts, lists, blueprints, and other documents, or materials, or copies thereof, Confidential Information, and equipment finished to or prepared by Employee in the course of or incident to her employment, including, without limitation, records and any other materials pertaining to Inventions, belong to EarthWeb and shall be promptly returned to EarthWeb upon termination of employment. Following termination, the Employee will not retain any written or other tangible or electronic material containing any Confidential Information or information pertaining to any Invention.

     Section 5.  Limited Agreement Not to Compete.
                 ---------------------------------

             (a) While employed by EarthWeb., Employee shall not, directly or indirectly, as an employee, employer, consultant, agent, principal, partner, manager, stockholder, officer, director, or in any other individual or representative capacity, engage or participate in any business that is competitive with the business of EarthWeb. Notwithstanding the foregoing, Employee may own less than two percent (2%) of any class of stock or security of any corporation which competes with EarthWeb listed on a national securities exchange.

             (b) While employed by EarthWeb and for a period of twelve (12) months after the termination of Employee's employment with EarthWeb, Employee shall not, directly or indirectly, solicit for employment or employ any person who was employed by EarthWeb during Employee's employment with EarthWeb.

             (c) For a period of twelve (12) months after the termination of Employee's employment with EarthWeb, Employee shall not, directly or indirectly:

                 (1) work as an employee, employer, consultant, agent, principal, partner, manager, officer, director, or in any other individual or representative capacity for any person or entity on a project which directly competes with a project of EarthWeb. For the

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purpose of this section, the term "project" is defined as any formal or informal business activity, goal, product, service, or function which is implemented or is expected to be implemented. For the purpose of this section, the term "directly competing" is defined as (a) any project which in its main capacity functions as

                      (i) an on-line service for Internet software and site developers, in which the primary purpose of such on-line service is to provide such developers with a directory of third party Internet technology and/or developer resources and/or

                      (ii) an on-line store in which the primary purpose of such is to sell or distribute third party software or products used for Internet site or software development; or

                 (b) a project which in its main capacity develops and/or markets interactive community or conferencing products or services based on technology written in Java, excluding any person, project ` or entity whose on-line service or product merely incorporates a community or conferencing function as a secondary feature,

                 (2) call on, solicit, or take away for Employee or for any other person or entity any person or entity who or which was a customer of EarthWeb during Employee's employment with EarthWeb; or

                 (3) work as an employee, employer, consultant, agent, principal, partner, manager, officer, director, or in any other individual or representative capacity for any person or entity with which EarthWeb has a formal or informal consulting agreement at the time of individual's termination and through which such activity by individual, would impinge upon or interfere with in any way, EarthWeb's consulting relationship with said person or entity.

     Section 6.  EarthWeb Resources. Employee may not use any EarthWeb equipment
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for personal purposes without written permission from EarthWeb. Employee may not give access to EarthWeb's offices or files to any person not in the employ of EarthWeb without written permission of EarthWeb.

     Section 7.  Injunctive Relief. Employee agrees that the remedy at law for
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any breach of the provisions of Section 3, Section 4 or Section 5 of this
Agreement shall be inadequate and EarthWeb shall be entitled to injunctive relief in addition to any other remedy at law which EarthWeb may have.

     Section 8.  Severability. In the event any of the provisions of this
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Agreement shall be held by a court, arbitrator or other tribunal of competent jurisdiction to be unenforceable or invalid, that part will be amended to achieve as nearly as possible the same effect and the other provisions of this Agreement shall remain in full force and effect.

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     Section 9.  Survival. In the event of termination of this Agreement, the
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provisions of Sections 1, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13 and 14 shall survive.

     Section 10. Representations and Warranties. Employee represents and
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warrants that Employee is not under any obligations to any third party which could interfere with the Employee's performance under this Agreement, and that Employee's performance of his/her obligations to EarthWeb during the term of his/her employment with EarthWeb will not breach any agreement by which Employee is bound not to disclose any proprietary information including, without limitation, that of former employers.

     Section 11. Governing Law. The validity, interpretation, enforceability,
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and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of New York, exclusive of its choice of law rules.

     Section 12. Dispute Resolution. Except for disputes relating to or arising
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out of Sections 3, 4, 5 and/or 7 of this Agreement, any dispute relating to or arising out of Employee's employment at EarthWeb, which cannot be resolved by negotiation, shall be settled by binding arbitration in accordance with the AAA Employment Dispute Arbitration Rules and Procedures, as amended by this Agreement. Employment disputes include, but are not limited to, all claims, demands or actions under Title VII of the Civil Rights Act of 1964, Civil Rights Act or 1866, Civil Rights Act of 1991 and all amendments to the aforementioned, and any other federal, state, or local statute or regulation or common law regarding employment discrimination in employment or the termination of employment. The costs of arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the parties. Each party shall bear the cost of preparing and presenting its case. The arbitration shall take place in the Borough of Manhattan, in the City of New York, in the State of New York. The arbitration shall be conducted in strict confidence. In no event shall the arbitrator have the authority to make any award that provides for punitive or exemplary damages or attorneys' fees. The arbitrator's decision shall be based upon the substantive law of the State of New York. The arbitrator's decision shall follow the plain meaning of the relevant documents, and shall be final and binding. The award may be confined and enforced in any court of competent jurisdiction. The parties hereby agree that any federal or state court sitting in New York City in the State of New York is a court of competent jurisdiction. This paragraph does not limit EarthWeb's right to seek monetary damages and injunctive relief in any state or federal court sitting in the New York City in the State of New York (jurisdictional, venue and inconvenient forum objections to which are hereby waived by both parties) in the event that a dispute relates to or arises under Sections 3, 4 or 5 of this Agreement.

     Section 13. General. This Agreement supersedes and replaces any existing
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agreement entered into by Employee and EarthWeb relating generally to the same subject matter, and may be modified only in a writing signed by EarthWeb. Failure to enforce any provision of the Agreement shall not constitute a waiver of any term herein. This Agreement contains the entire agreement between the parties with respect to the subject matter herein.

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                                               /S/ Irene Math
AGREED TO BY:                                 -------------------------
                                                 NAME OF EMPLOYEE

By: /S/ Jack D. Hidary                        BY: Irene Math
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Title:   CEO                                   Title:
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Date:  November 4, 1996                        Date: November 4, 1996
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SCHEDULE A to Employment Agreement - Irene Math ("Employee")

I.   Employee's title: Vice President of Finance
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II.  Employee's Job Description:
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     Employee will report directly to the President/CEO of EarthWeb Inc.
("EarthWeb"). Employee's primary office will be located at EarthWeb's offices in New York City. Employee's job responsibilities will include the following:

     - Supervising EarthWeb's finance/accounting, legal and human resources departments/teams (with the understanding that legal and human resources may be transferred to other departments at some time in the future although there are currently no plans to do so).

     - Managing/facilitating EarthWeb's relationships with banks, leasing companies and vendors.

     - Working with EarthWeb's President/CEO and others that he/she designates to manage EarthWeb's relationship with its investors.

     - Working with heads of EarthWeb's business units/dept. to maximize profitability and control costs.

     - Directing EarthWeb's budgeting/financial forecasting and financial reporting process.

     - Advising EarthWeb on mergers, acquisitions and divestitures of its businesses.

     - Overseeing EarthWeb's employee compensation and benefit plans (unless, as mentioned above, a separate human resources area is created).

III. Employee's Compensation:
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     In consideration for the services to be rendered hereunder, Employee's compensation shall consist of an initial base annual salary of $115,000 plus bonuses in accordance with management bonus programs to be established annually by EarthWeb. Employee will be entitled to annual increases in base salary based on EarthWeb's evaluation of her performance and cost of living increases.

IV.  Employee's Additional Benefits:
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     Employee shall have the option of applying the EarthWeb health club allowance towards a health club of her choice.

V.   Change in Control/Termination:
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     1.  In the event of a "Change of Control" (as defined below) and for a period of twelve months thereafter, Employee shall be entitled, at her option, to the severance benefits outlined in Section VI below if she is terminated. A "Change in Control" shall be defined as:

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         a.  Sale of all or substantially all the assets of the company.

         b. Complete merger with or acquisition of another company resulting in which EarthWeb is not the surviving company.

     Additionally, in the event of involuntary termination of Employee by EarthWeb for reasons other than illegal or other inappropriate conduct, negligence or failure to perform her duties, Employee shall be entitled to the severance benefits outlined in Section VI below.

VI.  Severance:
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     Subject to and conditioned upon the terms set forth in Section V above,
Employee shall be entitled to severance benefits as follows:

     - if termination is upon completion of less than one (1) year of employment with EarthWeb, payment of four (4) months salary and benefits; if termination is upon completion of one (1) year of employment but less than two
(2) years of employment with EarthWeb, payment of five (5) months salary and benefits; if termination is upon completion of two (2) or more years of employment with EarthWeb, payment of six (6) months salary and benefits; and

     - additional vesting of fifteen percent (15%) of unvested granted stock options. Pending amendment of the 1996 Stock Option Plan, Employee will be allowed to retain her options as non-qualified options until their expiration. Any shares bought with such options will be subject to the Voting Trust Agreement.

VII.  Modifications to Employment Agreement:
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      Section 6.  EarthWeb Resources
      Add at the beginning of the first sentence of Section 6: Other than incidental and customary personal use,

      Section 12. Dispute Resolution
      Add at the end of Section 12: Notwithstanding the foregoing, the arbitrator shall be entitled to award the successful party its reasonable attorneys' fees and costs.

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